UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2013

THE EMPIRE DISTRICT ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368 (Commission File Number	44-0236370 (IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri (Address of principal executive offices)	64801 (Zip Code)

Registrant’s telephone number, including area code:  (417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 30, 2013, The Empire District Electric Company (the “Company”) announced the settlement related to the Bond Purchase Agreement dated as of October 30, 2012, for a private placement of $30.0 million of 3.73% First Mortgage Bonds due 2033 and $120.0 million of 4.32% First Mortgage Bonds due 2043.  The 3.73% First Mortgage Bonds will mature on May 30, 2033 and the 4.32% First Mortgage Bonds will mature on May 30, 2043, and interest will be payable semi-annually on the bonds on May 30 and November 30, commencing November 30, 2013.

The bonds are prepayable, at the Company’s option, at any time prior to maturity, at par plus a make whole premium, together with accrued and unpaid interest, if any, to the prepayment date.

The terms of the bonds are set forth in the Bond Purchase Agreement, dated as of October 30, 2012, by and among the Company and the purchasers named therein, and the Thirty-Ninth Supplemental Indenture of Mortgage and Deed of Trust dated as of May 30, 2013, by and among the Company and The Bank of New York Mellon Trust Company, N.A., as principal trustee, and UMB Bank & Trust, N.A., as Missouri trustee.

The Company expects to use the proceeds from the sale of the bonds to redeem all $98,000,000 aggregate principal amount of the Company’s Senior Notes, 4.50% Series due 2013 which mature on June 15, 2013, and for general corporate purposes.

The bonds have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bond Purchase Agreement, dated as of October 30, 2012, attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated October 30, 2012, and the Thirty-Ninth Supplemental Indenture of Mortgage and Deed of Trust, dated as of May 30, 2013, attached hereto as Exhibit 4.2, each incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

On May 30, 2013, the Company issued a press release announcing the issuance of the bonds.  A copy of the press release is furnished herewith as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

4.1
Bond Purchase Agreement, dated as of October 30, 2012, by and among the Company and the Purchasers named therein. (Incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K dated October 30, 2012, and filed November 2, 2012, File No. 1-3368)

4.2
Thirty-Ninth Supplemental Indenture, dated as of May 30, 2013, to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, by and among the Company, The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A.

99.1	Press Release dated May 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY By: /s/ Laurie A. Delano Name: Laurie A. Delano Title: Vice President - Finance & Chief Financial Officer

Dated:  May 30, 2013

EXHIBIT INDEX

Exhibit Number	Description
4.1
Bond Purchase Agreement, dated as of October 30, 2012, by and among the Company and the Purchasers named therein. (Incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K dated October 30, 2012, and filed November 2, 2012, File No. 1-3368).

4.2
Thirty-Ninth Supplemental Indenture, dated as of May 30, 2013, to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1944, as amended and supplemented, by and among the Company, The Bank of New York Mellon Trust Company, N.A. and UMB Bank & Trust, N.A.

99.1	Press Release dated May 30, 2013.